Exhibit 99.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the “Sixth Amendment”) dated as of September 13, 2004, by and among BEARINGPOINT, INC. (formerly known as KPMG Consulting, Inc.), a Delaware corporation (the “Borrower”), the Guarantors, the Banks, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 29, 2002 (as previously and hereafter amended, supplemented, restated or modified, the “Credit Agreement”) by and among the Borrower, the Banks, the Guarantors, and PNC Bank, National Association, as Administrative Agent, and desire to further amend the terms thereof as set forth herein; and

WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement as set forth herein; and

WHEREAS, defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Amendments to the Credit Agreement.

A. Maximum Leverage Ratio (Section 7.2.17).

Section 7.2.17 [Maximum Leverage Ratio] is hereby amended and restated to read as follows:

“7.2.17 Maximum Leverage Ratio.

The Loan Parties shall not at any time permit the Leverage Ratio to exceed (a) 2.25 to 1.0 on the effective date of any Permitted Acquisition (complying with such ratio shall be a condition to the making of such Permitted Acquisition) and (b) on any date other than the effective date of a Permitted Acquisition, the applicable ratio set forth next to the following periods:

Period	Ratio
At any time prior to January 1, 2005	2.8 to 1.0
January 1, 2005 and thereafter	2.5 to 1.0

B. Loans and Investments (Section 7.2.4(vi)(A)).

Clause (vi)(A) of Section 7.2.4 [Loans and Investments] is hereby amended and restated to read as follows:

“(vi) the following Investments:

(A) Investments in Foreign Subsidiaries made by the Loan Parties not referred to in and permitted under clause(s) (vi)(B), (viii) and/or (ix) of this Section 7.2.4, provided that the aggregate amount thereof plus the aggregate amount of investments described in clause (xi) of this Section 7.2.4 may not exceed $175,000,000, and

2. Representations, Warranties and covenants.

The Loan Parties hereby represent, warrant and covenant to the Banks as follows:

(a) The representations and warranties of Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date in which case such representations and warranties are true and correct as of such date; and

(b) The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement; and the execution, delivery, and performance of this Sixth Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will not contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon the Loan Parties or any of their property; and no Event of Default or Potential Default has occurred and is continuing or would result from the making of this Sixth Amendment.

2. Conditions to Effectiveness.

This Sixth Amendment shall be effective upon completion of the following conditions precedent, all of which shall be completed on the date of this Amendment:

(i) Execution. The Required Banks, the Administrative Agent, the Borrower and the other Loan Parties shall have executed and delivered to the Administrative Agent signature pages hereto by counterpart or otherwise.

(ii) Fee. The Borrower shall pay to the Administrative Agent for the benefit of each Bank which executes and delivers the signature page to the Administrative Agent (or its counsel as instructed by the Agent) by the close of business on September 13, 2004 a fee of .10% times the amount of such Bank’s Commitment.

3. Amendment.

Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including exhibits thereto, as amended hereby. In the event of any irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such exhibits, the terms and provisions hereof shall control.

4. Force and Effect.

The Loan Parties reconfirm, restate, and ratify the Credit Agreement and all other documents executed in connection therewith and the Loan Parties confirm that all such documents have remained in full force and effect since the date of their execution except to the extent that the Credit Agreement is expressly modified by this Sixth amendment.

Governing Law.

This Sixth Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

Counterparts.

This Sixth Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE 1 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:

BEARINGPOINT, INC. (formerly known as KPMG Consulting, Inc.)

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

GUARANTORS:

BEARINGPOINT, LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT ISRAEL, LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

SOFTLINE ACQUISITION CORP.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT GLOBAL OPERATIONS, INC.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

[SIGNATURE PAGE 2 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

SOFTLINE CONSULTING & INTEGRATORS, INC.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

I2 MIDATLANTIC LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

I2 NORTHWEST LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

OAD ACQUISITION CORP.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT TECHNOLOGY PROCUREMENT SERVICES, LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

[SIGNATURE PAGE 3 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

OAD GROUP, INC.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

METRIUS, INC.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

PEATMARWICK, INC.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT ENTERPRISE HOLDINGS, LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT GLOBAL DE, LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT INTERNATIONAL, INC.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

[SIGNATURE PAGE 4 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

BEARINGPOINT SOUTH PACIFIC, LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT AMERICAS, INC.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT BG, LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

PELOTON HOLDINGS, L.L.C.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

[SIGNATURE PAGE 5 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

BEARINGPOINT EUROPEAN HOLDINGS, LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT SOUTHEAST ASIA, LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT RUSSIA, LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT USA, INC.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT PUERTO RICO, LLC

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT INTERNATIONAL I, INC.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT INTERNATIONAL II, INC.

By:	/s/ Patrick H. Kinzler	(SEAL)
Name:	Patrick H. Kinzler
Title:	Treasurer

[SIGNATURE PAGE 6 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	Illegible
Title:	Vice President

[SIGNATURE PAGE 7 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK individually and as Documentation Agent

By:	/s/ T. David Short
Title:	Vice President

[SIGNATURE PAGE 8 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

BARCLAYS BANK PLC, individually and as Syndication Agent

By:	/s/ John Giannone
Title:	Director

[SIGNATURE PAGE 9 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

SOCIÉTÉ GÉNÉRALE

By:	Illegible
Title:	Managing Director

[SIGNATURE PAGE 10 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK, individually and as the Co-Agent

By:	/s/ Robert Bugbee
Title:	Director

[SIGNATURE PAGE 11 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Documentation Agent

By:	/s/ B. Kenneth Burton, Jr.
Title:	Vice President

[SIGNATURE PAGE 12 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

THE NORTHERN TRUST COMPANY

By:	/s/ John A. Konstantos
Title:	Vice President

[SIGNATURE PAGE 13 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

WESTPAC BANKING CORPORATION

By:	Illegible
Title:	Assistant Vice President

[SIGNATURE PAGE 14 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

MELLON BANK, N.A.

By:	/s/ J. Wade Bell
Title:	Vice President

[SIGNATURE PAGE 15 OF 15 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A., individually and as Documentation Agent

By:	/s/ Hugo Arias
Title:	Vice President